UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 22, 2005

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                          0-7422              11-2234952
(State or other jurisdiction of      (Commission File      (I.R.S. Employer
 incorporation)                       Number)               Identification No.)

                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure  of   Directors  or  Principal   Officers;   Election   of
            Directors; Appointment of Principal Officers


SMSC has been advised that William D. Shovers, Senior Vice President and Chief Financial Officer of SMSC, received a "Wells Notice" from the staff of the Securities and Exchange Commission (the "SEC") in connection with its investigation concerning Hayes Lemmerz International, Inc., where Mr. Shovers previously served as Chief Financial Officer. The matters referenced in the notice do not relate to SMSC or Mr. Shovers' employment by SMSC. Mr. Shovers will have an opportunity to respond to the SEC staff before any formal recommendation is made, and Mr. Shovers has advised SMSC that he intends to cooperate with the SEC staff in an effort to resolve the matter.

On June 22, 2005, Mr. Shovers requested, and SMSC agreed, that Mr. Shovers be relieved of his position as Chief Financial Officer of SMSC pending disposition of the SEC matter. Mr. Shovers will continue to be employed by SMSC in a finance and corporate development capacity. The Board of Directors of SMSC appointed Andrew M. Caggia, a Senior Vice President, Director and the former Chief Financial Officer of SMSC, to serve as acting Chief Financial Officer, effective June 23, 2005.

The actions described in this item have been announced in a press release dated June 24, 2005. The release is attached hereto as Exhibit 99.1.

The information required by Item 5.02(c)(2) of Form 8-K with respect to Mr. Caggia is set forth in SMSC's proxy statement on Schedule 14A, as filed with the SEC on June 24, 2005, and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

99.1 - SMSC press release dated June 24, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  June 24, 2005                          By:  /s/ ANDREW M. CAGGIA
                                                   ----------------------------
                                                   Andrew M. Caggia
                                                   Senior Vice President and
                                                   Chief Financial Officer,
                                                   and Director
                                                   (Principal Financial Officer)



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                                  Exhibit Index


Exhibit No.  Description

99.1         SMSC press release dated June 24, 2005